UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 21, 2019

SCHMITT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	000-23996	93-1151989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2765 N.W. Nicolai Street Portland, Oregon	97210-1818
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 227-7908

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – no par value Series A Junior Participating Preferred Stock Purchase Rights	SMIT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Schmitt Industries, Inc. (“Registrant” or the “Company”) has appointed Regina Walker as Chief Financial Officer of the Company, effective as of October 21, 2019.

A copy of the press release that includes the announcement of the above is furnished as Exhibit 99.1 to this report.

Ms. Walker, age 46, has over 20 years of experience, including 10 years with PwC, LLP accounting firm with extensive hands-on experience in diverse industries, including industrial manufacturing, construction, retail and consumer products and entertainment in Fortune 500 publicly traded and mid-cap privately held companies. Prior to joining Schmitt, Ms. Walker was employed by TEC Equipment, Inc, a privately held $900M revenue company, as the Controller from December 2013 through May 2016 and then as the Chief Financial Officer from June 2016 through July 2019, and she was instrumental in leading growth and transformation including acquisitions and strategy. Ms. Walker received a Bachelor of Commerce from University of Alberta and Post-Baccalaureate Accounting Certificate from Portland State University.

During the last two years, there have been no transactions or proposed transactions by the Company in which Ms. Walker has had or is to have a direct or indirect material interest, and there are no family relationships between Ms. Walker and any of the Company’s other executive officers or directors.

(d) On October 21, 2019, the Registrant entered into an executive employment agreement with Ms. Walker.

Pursuant to the terms of the agreement, Ms. Walker is entitled to receive (i) an annualized salary of $180,000, (ii) a signing bonus of 15,625 fully vested shares of restricted common stock, (iii) a retention bonus of $30,000 to be paid on the first anniversary of her employment, and (iv) upon achieving certain performance-based objectives determined by the CEO and Compensation Committee, an RSU bonus up to an amount equivalent to $30,000 and other discretionary bonuses as determined by the CEO and Compensation Committee and approved by the Board of Directors.

The foregoing description of the employment agreement does not purport to be complete and is qualified in its entirety by reference to the executive employment agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Employment Agreement for Regina Walker dated October 21, 2019.

99.1	Press release entitled “Schmitt Industries Announces CFO Appointment.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHMITT INDUSTRIES, INC.

October 23, 2019	By:	/s/ Michael R Zapata
Name: Michael R Zapata
Title: President and Chief Executive Officer